Exhibit 99.2

Willdan Group Investor Presentation June 2014 NASDAQ: WLDN www.willdan.com

Safe Harbor Statement Statements in this presentation that are not purely historical, including statements regarding Willdan Group, Inc.’s (“Willdan”) intentions, hopes, beliefs, expectations, representations, projections, estimates, plans or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties including, but not limited to, the risk that Willdan will not be able to expand its services or meet the needs of customers in markets in which it operates. It is important to note that Willdan’s actual results could differ materially from those in any such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, a slowdown in the local and regional economies of the states where Willdan conducts business and the loss of or inability to hire additional qualified professionals. Willdan’s business could be affected by a number of other factors, including the risk factors listed from time to time in Willdan’s SEC reports including, but not limited to, the Annual Report on Form 10-K for the year ended December 27, 2013. Willdan cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. Willdan disclaims any obligation, and does not undertake to update or revise any forward-looking statements in this presentation. 2

Who We Are Founded in 1964; headquartered in Anaheim, CA Nationwide provider of professional technical and consulting services Public and private agencies and utilities ~600 employees ~2,000 projects underway for ~1,000 clients LTM revenue of $87 million LTM net income of $3.6 million Strong balance sheet with $12.7 million in cash; no debt 3 41% 5% 12%

Successful Business Diversification 4 Willdan IPO Intergy Acquisition Goodwill Impairment Self Perform / Install Revenue by Segment $ in millions Pass through Total revenues $67.2 $78.4 $73.3 $78.9 $61.1 $77.9 $107.2 $93.4 $85.5

Expanded Geographic Footprint 5

Engineering/Infrastructure Services 6 Engineering Services Building and Safety City Engineering Code Enforcement Development Review Disaster Recovery Environmental Engineering Geotechnical Landscape Architecture Planning Program and Construction Management Contract Staff Support Services Structures Survey Traffic Transportation Water Resources Engineering Markets Municipalities and Special Districts State Agencies State Colleges and Universities Indian Tribes Medical and Health Institutions Private Sector

Engineering Projects 7 City of Paramount, City Engineer Los Angeles County, California The City of Elk Grove Sacramento County, California Providing capital improvement project management; street sweeping services; development review; drainage investigation, studies and design; LED street light conversion; and maintenance for streets, traffic signals, pump stations, and roads Providing city, traffic, and agency engineering; public works permits/inspection; development review; CIP design/inspection; Community Development Block Grant administration; grant writing; and National Pollutant Discharge Elimination System expertise

Engineering/Infrastructure Services Infrastructure Services Focus on large-scale, high-value projects Initial work on California High Speed Rail Working under limited Notice to Proceed with focus on preliminary engineering Bidding on the next 2 segments with Tutor Perini-Parsons Next segments to be awarded in 2H14 Hired team in 2013 to continue to build on the foundation 8 Infrastructure Markets Transportation Ports and freight mobility Water Mining

Infrastructure Project Highlights 9 Los Angeles County Metropolitan Transportation Authority, Orange Line Extension Design-Build Los Angeles County, California California High Speed Rail

Engineering/Infrastructure Projects 10 California High Speed Rail Authority Engineering design as part of joint venture with Tutor Perini-Parsons on the first segment of this $68 billion project, which is a 520-mile network linking San Francisco and Los Angeles City of Elk Grove Community of more than 150,000 located just south of Sacramento for city engineering, municipal and operational services City of Long Beach Construction management, public works and other services Los Angeles County Metropolitan Transportation Authority (MTA) Engineering and design services for the Orange Line Extension Project City of Los Angeles Construction management, design and/or support services for nine bridges City of La Canada Flintridge City traffic engineering, civil, structural and environmental permitting; construction management and inspection services LA County Dept. of Public Works On call engineering and landscape design services Glenn County Civil and structural design services for eight bridge replacement projects

Energy Efficiency Services Formed division following acquisition of Intergy Corporation in 2008 Services include consulting and engineering services to reduce energy consumption and client costs Markets Clients Education Consolidated Edison Co. of New York Data Centers NY State Energy Research & Development Authority Direct Install Pacific Gas & Electric Hospitals Southern California Edison Laboratories Puget Sound Energy Lodging/Hospitality Centerpointe Energy Multi-family AEP Ohio Utilities San Diego Gas & Electric Commonwealth Edison Market driven by legislated energy reduction mandates and private sector self-imposed sustainability goals and initiatives Revenue from increased from $8 million in 2008 to $36 million in 2013 (42% of total) 11

San Diego Gas & Electric (SDG&E) Lodging Energy Efficiency Program Southern California California Edison (SCE) Schools Energy Efficiency Program SoCal Edison Energy Efficiency Project Highlights 12 New York State Energy Research and Development Authority (NYSERDA) Programs Consolidated Edison of New York Small Business Direct Install Program

Energy Efficiency Projects 13 Consolidated Edison Company of New York Puget Sound Energy New York State Energy Research & Development Authority (NYSERDA) Pacific Gas & Electric (PG&E), Southern California Edison (SCE), San Diego Gas & Electric (SDG&E) SCE and SDG&E Program manager and implementer for SBDI Program in New York City. Operate program in Bronx, Brooklyn and Queens, with the goal of saving 146M kilowatt hours. Exclusive energy efficiency contractor for data centers with savings goal of 540,000 megawatt hours; 1 of 2 providers for the Buildings Outreach contract with savings goal of 174,000 megawatts and 116,700 dekatherms. Administrator for the Hospital Energy Efficiency Program for turnkey energy efficiency services. 3 programs are scheduled to deliver total energy savings of 39.8 million kilowatt hours, 3,364 kilowatt demand, and 220,000 therms through the end of 2014 Administrator for the Lodging Energy Efficiency Program providing customized energy-saving solutions with scheduled delivery of an approximate energy savings of 25.8 million kilowatt hours, 150,000 therms, and 5,000 kilowatt demand though the end of 2014 Administrator for the Direct Install Program offering incentives for small-sized businesses to make energy efficiency upgrades

Public Finance Services Customized Administration Services Assessment, landscaping and lighting and community facilities Financial Consulting Economic analysis and financial projects for public agencies Federal Compliance Services to issuer of municipal securities 14 Convention Center Facilities District No. 2008-1 City of San Jose, California New Market Tax Credit Program Port of Hueneme, Oxnard Harbor District

Public Finance Services Projects 15 Metropolitan Washington Airport Authority MWAA (DC) Economic impact study for passenger, freight and capital development activity at Washington Dulles International Airport and Ronald Reagan Washington National Airport City of Kalispell, Montana Market and feasibility study for Core Revitalization Plan for the City California Statewide Communities Development Authority (CSCDA) Property assessed clean energy assessment administration services Lancaster, California Provide the expertise necessary to advise and guide the City through the required implementation steps of becoming a Community Choice Aggregator (CCA) Port of Hueneme, Oxnard Harbor District, California Technical assistance and coordination with the District staff in the Port Side Power New Markets’ transaction; Assist in the solicitation of the New Markets Tax Credit (NMTC) allocation from qualified CDE’s, benefiting from over $3.4 million in NMTC equity New Haven, Connecticut Provide the City of New Haven with an Economic Impact Analysis for the redevelopment of the site of the former New Haven Coliseum Fort Lauderdale, Florida Develop a Citywide Economic Development Strategic Plan to sustain, expand and diversify its economic base in order to provide for a high quality of life for all residents

Homeland Security Services Preparedness planning, emergency preparedness training, communication and technology and water security services Projects New York Mass Transit Authority Training Program (NY MTA) Contracted in 2012 by the largest public transportation provider in the western hemisphere to develop and deliver NY MTA's Phase III Advanced Security and Emergency Response training courses for NY MTA employees Amtrak Security Exercise Program Awarded a one year contract in 2013 to design, develop, and deliver preparedness exercises for Amtrak stations across the U.S. Alameda County-Bay Area UASI Training Services Selected to provide a wide range of training courses taught by experts and/or recognized professionals in law enforcement, fire, emergency medical services, emergency management and public health for 12 counties, including 3 major cities, with a total population of 7½ million CALSIEC Public Safety Interoperable Communications Professional Services to 11 California counties that comprise the California Statewide Interoperability Executive Committee (CALSIEC) Southern Planning Area (SPA) 16

Homeland Security Projects 17 New York State Metropolitan Transit Authority (NYSMTA) Developing and delivering advanced security and emergency response courses and workshops Bay Area Urban Area Security Initiative Training Services Provides a wide range of training courses in the law enforcement, fire/emergency medical services, emergency management and public health disciplines Amtrak Security Exercise Program Designing and developing active shooter response exercises for delivery at key Amtrak stations across the U.S. City of Los Angeles Emergency Management Department Developing a series of training courses focused on improving the City’s emergency operations center’s ability to response to a variety of natural and man-caused disasters

Experienced Management

	Years of Industry Experience	Years with Company
Win Westfall, *Chairman of the Board*	40+	13
Tom Brisbin, *President and Chief Executive Officer*	35+	7
Marc Tipermas, *President of National Programs*	30+	7
Stacy McLaughlin, *Chief Financial Officer*	10+	4
Frank G. Tripepi, *Senior Vice President, Business Development*	40+	12
Daniel Chow, *President and CEO, Willdan Engineering*	30+	5
John Rinard, *President and CEO, Willdan Infrastructure*	30+	1
Tom Kouris, *President and CEO, Willdan Energy Solutions*	25+	6
Mark Risco, *President and CEO, Willdan Financial Services*	14+	14
Jim Bailey, *President and CEO, Willdan Homeland Solutions*	20+	6

WILLDAN
18

Three-Year Financial Performance 19 $ in millions Revenue, net of Subcontract Costs* Net Income** Adjusted EBITDA*** Cash Flow from Operations * Revenues, net of subcontractor costs, a non-GAAP financial measure, is a supplemental measure that Willdan believes enhances investors' ability to analyze our business trend and performance because it substantially measures the work performed by our employees. **Included a $15.2 million impairment of goodwill charge **We define Adjusted EBITDA as net income plus net interest expense, income tax expense (benefit), depreciation and amortization, loss (gains) on sales of assets, accrued expenses related to a litigation matter and a one-time stock-based compensation expense, less life insurance proceeds. Adjusted EBITDA is not a measure calculated in accordance with generally accepted accounting principles (GAAP) and should not be considered a replacement for GAAP results. $(0.7)

Strong Start to 2014 20 $ in millions * Revenues, net of subcontractor costs," a non-GAAP financial measure, is a supplemental measure that Willdan believes enhances investors' ability to analyze our business trend and performance because it substantially measures the work performed by our employees. Adjusted EBITDA** Revenue, Net of Subcontractor Costs* Net Income Cash Flow from Operations **We define Adjusted EBITDA as net income plus net interest expense, income tax expense (benefit), depreciation and amortization, loss (gains) on sales of assets, accrued expenses related to a litigation matter and a one-time stock-based compensation expense, less life insurance proceeds. Adjusted EBITDA is not a measure calculated in accordance with generally accepted accounting principles (GAAP) and should not be considered a replacement for GAAP results.

Balance Sheet Highlights No Debt Revolving bank loan of $7.5 million No outstanding borrowings 21 Cash and Equivalents $12.7 $8.1

Acquisition Strategy Strong balance sheet to fund strategy Target small tuck-in acquisitions Expand geographic footprint Broaden service offerings Past success Grew $8 million acquisition in 2008 to $36 million Energy Efficiency Services business in 2013 22

Positioned for Long-Term Profitable Growth 23 Capitalize on growing interest in outsourcing Target larger and longer-term opportunities Enter new geographic markets Expand service offerings Pursue strategic acquisitions Leverage cross-selling opportunities Manage profitability at the project level Careful expense management Expand service offerings Outlook for improved profitability in 2014 versus 2013

Three-year Financial Targets Annual contract revenue growth of up to 15% Combined organic and acquisitive growth Gross margin of 40% to 45% Adjusted EBITDA margin of 5% to 10%* Accounts receivable days outstanding of 70 to 75 *We define Adjusted EBITDA as net income plus net interest expense, income tax expense (benefit), depreciation and amortization, loss (gains) on sales of assets, accrued expenses related to a litigation matter and a one-time stock-based compensation expense, less life insurance proceeds. Adjusted EBITDA is not a measure calculated in accordance with generally accepted accounting principles (GAAP) and should not be considered a replacement for GAAP results. Willdan is unable to include a reconciliation of net income to its targeted Adjusted EBITDA over the next three years without unreasonable efforts due to the high variability and low visibility with respect to the charges which will be excluded from Adjusted EBITDA. 24

Investment Highlights 50-year history of relationships with public agencies and utilities Strong competitive position and compelling customer value proposition Diversified platform that reduces risk Exposure to attractive end markets poised for growth Pursuing clearly defined growth strategy Strong financial position Strong leadership with extensive industry experience 25

Appendix GAAP Reconciliations 26

27 Willdan Group, Inc. and Subsidiaries Reconciliation of GAAP Revenue and “Revenue, Net of Subcontractor Costs” Fiscal Year Ended December 27, December 28, December 30, 2013 2012 2011 Contract revenues $ 85,510,000 $ 93,443,000 $107,165,000 Subcontractor costs 16,840,000 36,184,000 (34,195,000) Revenue, net of subcontractor costs 68,670,000 57,259,000 72,970,000 Willdan Group, Inc. and Subsidiaries Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA The following is a reconciliation of net income (loss) to Adjusted EBITDA: In thousands Net income (loss) Interest income Interest expense Income tax expense (benefit) Lease abandonment expense (recovery) Impairment of goodwill Depreciation and amortization (Gain) loss on sale of assets Litigation reversal Adjusted EBITDA Fiscal Year 2013 2012 2011 $2,630 (10) 94 132 30 — 585 (6) — $(17,300) (6) 106 (2,083) 26 15,208 737 18 — $1,830 (5) 77 1,500 2 — 944 2 — $3,455 $ (3,294) $4,350

28 Willdan Group, Inc. and Subsidiaries Reconciliation of GAAP Revenue and “Revenue, Net of Subcontractor Costs” Three Months Ended March 28, 2014 March 29,2013 Contract revenue $22,686,000 $ 21,385,000 Subcontractor costs 4,194,000 4,805,000 Revenue, net of subcontractor costs 18,492 000 16,580,000 Willdan Group, Inc. and Subsidiaries Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA The following is a reconciliation of net income (loss) to Adjusted EBITDA: In thousands Net income (loss) Three Months Ended March 28 March 29 2014 2013 $ 1,315 $ 399 Interest income (2) (3) Interest expense 4 27 Income tax expense (benefit) 44 49 Lease abandonment, net — 13 Depreciation and amortization 103 166 (Gain) loss on sale of assets (2) (5) Litigation reversal — —Adjusted EBITDA $1,462 $ 646